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                                                                       EXHIBIT 1

           SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FORBEARANCE Agreement (this "Agreement"), dated as of March 29, 2002, is by and among NATG HOLDINGS, LLC, a Delaware limited liability company ("NATG" or the "Borrower"), ORIUS CORP., a Florida corporation ("Holdings"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), and Bankers Trust Company, as administrative agent (the "Agent") for the Lenders.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 5, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations;

         WHEREAS, the Borrower has informed the Agent and the Lenders that the Unmatured Events of Default and Events of Default described on Schedule I attached hereto have occurred and/or will occur under the Credit Agreement (collectively, the "Disclosed Defaults" and, individually, each a "Disclosed Default"); and

         WHEREAS, the Credit Parties have requested that the Lenders forbear from exercising their rights under the Credit Agreement and the other Loan Documents with respect to the Disclosed Defaults and the Lenders have agreed to such request subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended by inserting the following new defined terms in alphabetical order:

                  "Seventh Amendment" means that certain Seventh Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of March 29, 2002 among Holdings, the Borrower, Agent and the Lenders.


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                  "Seventh Amendment Effective Date" means the "Effective Date"
                  as defined in the Seventh Amendment.

                  (b) Section 1.1 of the Credit Agreement is further amended by deleting the reference to "the Sixth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of February 26, 2002 among Holdings, Borrower, Agent and the Lenders" contained in the definition of "Trigger Date" and inserting in lieu thereof a reference to "the Seventh Amendment".

                  (c) Section 2.9(a)(i) of the Credit Agreement is amended by deleting the first sentence of such Section and replacing it with the following:

                  Subject to and upon the terms and conditions herein set forth and such other conditions as are applicable to its customers generally, BT agrees to issue, or cause one of its Affiliates (including without limitation Deutsche Bank AG, New York Branch), to issue in its own name (in such capacity, "Facing Agent"), but for the ratable benefit of all Revolving Lenders (including the Facing Agent) at any time and from time to time on or after the Initial Borrowing Date and prior to the 30th day preceding the Revolver Termination Date, one or more Letters of Credit, each having a Stated Amount in Dollars and each being issued at sight, for the account of Borrower in an aggregate undrawn amount at any one time outstanding that together with the aggregate Stated Amount of other Letters of Credit then outstanding, does not exceed $30,000,000; provided, however, that, prior to the Seventh Amendment Effective Date, Facing Agent shall not be obligated to issue any Letter of Credit if the aggregate LC Obligations at such time would exceed $15,000,000 unless Borrower delivers cash in an amount equal to such excess to Facing Agent to be held by and deposited in an account in the name of Facing Agent as cash collateral for the payment and performance of all LC Obligations (it being acknowledged and agreed that Borrower shall not be required to deliver cash collateral (i) to the extent the aggregate amount of cash collateral then held by the Facing Agent is at least equal to the amount of LC Obligations in excess of $15,000,000 at such time or (ii) after the Seventh Amendment Effective Date).

                  (d) Article VI of the Credit Agreement is amended by inserting a new Section 6.26 at the conclusion of such Article VI to read as follows:

                  Section 6.26. Deposit Accounts. Schedule 7.21 hereto sets forth all Deposit Accounts (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) maintained by each Credit Party, which Schedule shall list for each account: the account number, the financial institution holding such account and the contact party and contact information for inquiries regarding such account at such financial institution.


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                  (e)      Section 7.2 of the Credit Agreement is amended by
inserting a new Section 7.2(h) at the conclusion of such Section to read as follows:

                           (h) Weekly Cash Flow Forecasts. As soon as available and in any event within two (2) Business Days after the end of each week after the Seventh Amendment Effective Date, a cash flow forecast in form reasonably acceptable to Agent that at a minimum includes (1) a four week historical analysis of the sources and uses of cash during such period and (2) a thirteen week cash flow forecast from the end of such week.

                  (f) Article VII of the Credit Agreement is amended by inserting a new Section 7.21 at the conclusion of such Article VII to read as follows:

                  Section 7.21. Cash Management System.

                           (a) As soon as possible and in any event by no later than April 15, 2002, and continuing for so long as any of the Commitments remain in effect, or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Agent under the Credit Agreement, Holdings and Borrower shall, and shall cause each other Credit Party to, (i) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Cash, checks, drafts or other similar items of payment into bank accounts in such Credit Party's name (collectively, the "Credit Party Accounts") at the banks set forth on Schedule 7.21 (each, a "Relationship Bank") and (ii) deposit proceeds of Working Capital Loans made to Borrower from time to time pursuant to the Credit Agreement solely into the Credit Party Accounts.

                           (b) On or before the Effective Date, Borrower shall have established a concentration account in its name (the "Concentration Account") at the bank which shall be designated as the Concentration Account bank for Borrower on
                  Schedule 7.21 (the "Concentration Account Bank") which bank shall be satisfactory to Agent.

                           (c) As soon as possible and in any event by no later than April 15, 2002, the Concentration Account Bank and all other Relationship Banks, shall have entered into tri-party blocked account agreements with the Collateral Agent, for the benefit of itself and the other Secured Creditors, and the appropriate Credit Party or Credit Parties, in form and substance satisfactory to the Collateral Agent. Each such blocked account agreement shall be in form and substance satisfactory to the Collateral Agent and, without limiting the foregoing, shall provide, among other things, that (i) all items of payment deposited in a Credit Party Account and proceeds thereof deposited in the Concentration Account are held by such bank as agent or bailee-in-possession for the Collateral Agent, on behalf of the Secured Creditors,
                  (ii) the bank executing such agreement


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                  has no rights of setoff or recoupment or any other claim
                  against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks and other items of payment, and (iii) after the occurrence of an Event of Default (A) with respect to each bank at which a Credit Party Account is located, such bank agrees to forward immediately all amounts in each Credit Party Account to the Concentration Account Bank and commence the process of daily sweeps from such Credit Party Account into the Concentration Account and (B) with respect to the Concentration Account Bank, such bank agrees to immediately forward all amounts received in the Concentration Account to an account designated by the Collateral Agent (the "Collection Account") through daily sweeps from such Concentration Account into the Collection Account. Holdings shall not, and shall not permit any Subsidiary thereof to, accumulate or maintain cash in disbursement or payroll accounts as of any date of determination in excess of checks estimated to be outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements.

                           (d) So long as no Unmatured Event of Default or Event of Default has occurred, the Credit Parties may amend
                  Schedule 7.21 to add or replace a Relationship Bank or Credit Party Account or to replace the Concentration Account; provided, however, that (i) Agent shall have consented in writing in advance to the opening of such account with the relevant bank and (ii) prior to the time of the opening of such account, the appropriate Credit Party and such bank shall have executed and delivered to the Collateral Agent a tri-party blocked account agreement in form and substance satisfactory to the Collateral Agent. Holdings and Borrower shall, and shall cause each other Credit Party to, close any of its accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within fifteen (15) days of notice from Agent that the operating performance, funds transfer and/or availability procedures or performance with respect to accounts of a Relationship Bank or the Collateral Agent's liability under any tri-party blocked account agreement with such Relationship Bank is no longer acceptable in the Collateral Agent's reasonable judgment.

                           (e)      The Credit Party Accounts and the
                  Concentration Account shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which the appropriate Credit Party shall have granted a Lien to the Collateral Agent, pursuant to the Security Documents. All amounts deposited in the Collection Account shall be deemed received by Agent in accordance with
                  Section 7.4 of the Security Agreement. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.


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                           (f)      Holdings and Borrower shall, and shall cause
                  each Credit Party and each of its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with Holdings, Borrower or any other Credit Party
                  (each a "Related Person") to (i) hold in trust for the Collateral Agent, all checks, cash and other items of payment received by any Credit Party or any such Related Person, and
                  (ii) within three Business Days after receipt by any Credit Party or such Related Person, of any cash, checks or other items of payment, deposit the same into a Credit Party
                  Account. Each Credit Party acknowledges and agrees that all cash, checks or items of payment constituting proceeds of Collateral are the property of the Secured Creditors.

                           (g) Upon the occurrence of any Unmatured Event of Default or Event of Default after the Effective Date and on each anniversary thereof, Borrower agrees to pay to the Collateral Agent, as annual non-refundable cash monitoring fee in an amount equal to $50,000.

                  (g) Section 8.19 of the Credit Agreement is amended by amending and restating such Section in its entirety as follows:

                  Section 8.19. Deposit Accounts. Holdings will not, and will not permit any other Credit Party to, (i) transfer funds from any Deposit Account (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) in which such funds are held on the Seventh Amendment Effective Date into any other Deposit Account (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) unless such Deposit Account is subject to a blocked account agreement as described in Section 7.21(c) or (ii) open or establish any Deposit Account (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) except in compliance with Section 7.21(d).

                  (h) Section 10.1(c) of the Credit Agreement is amended by amending and restating such Section in its entirety as follows:

                           (c) Covenants. Holdings or Borrower shall (i) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 7.19, Section 7.21, Article VIII or
                  Article IX hereof, (ii) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 7.2(h), 7.3, 7.6, 7.8, 7.9, 7.10, 7.12 or 7.17 and such default shall remain unremedied for a period of five (5) Business Days or
                  (iii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after written notice to Borrower by Agent or any Lender.


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                  (i)      Article XII of the Credit Agreement is amended by
inserting a new Section 12.19 at the conclusion thereof to read as follows:

                  Section 12.19. Priming Lien for Certain LC Obligations. Notwithstanding anything to the contrary contained in the Credit Agreement, the Security Documents or any other Loan Document, Holdings, the Borrower, Agent and the Lenders agree that all moneys collected by the Collateral Agent (and the Pledgee or Mortgagee of any Security Document if such Pledgee or Mortgagee is not the Collateral Agent) upon any sale or disposition of any Collateral shall be applied to LC Obligations with respect to Letters of Credit issued on or after the Seventh Amendment Effective Date (the "Priming LCs") until such LC Obligations with respect to Priming LCs have been paid in full or cash collateralized in full prior to any such moneys being applied to any other Obligations (other than amounts owing the Collateral Agent or Agent of the types described in clauses (iii) and (iv) of the definition of "Obligations").

         3. Forbearance. (a) During the Forbearance Period (as defined below), the Agent, the Collateral Agent, the Facing Agent and the Lenders will not exercise any of their rights or remedies (including, without limitation, under Section 7.21 of the Credit Agreement and the documents executed pursuant thereto) under the Credit Agreement, the Loan Documents or applicable law with respect to the Disclosed Defaults other than delivery of a Payment Blockage Notice, as defined in and pursuant to the terms and conditions of, the Senior Subordinated Note Indenture, and the enforcement of any rights with respect to such Payment Blockage Notice and any other actions reasonably related to the enforcement of such rights. For purposes of this Agreement, "Forbearance Period" means the period commencing on the Effective Date and terminating on the earlier of (i) April 30, 2002; (ii) the occurrence of an Additional Default (as defined below) under the Credit Agreement; (iii) any payment is made by Borrower or any Credit Party under or in respect to the Senior Subordinated Note Indenture, the Senior Subordinated Notes, or any other Senior Subordinated Document, or the Trustee or any Holder (as such terms are defined in the Senior Subordinated Note Indenture) exercises any rights or remedies under the Senior Subordinated Documents or under applicable law; (iv) notification by Agent to Borrower in writing that the Required Lenders have elected to terminate the Forbearance Period following an acceleration of the indebtedness evidenced by the Senior Subordinated Documents; (v) any representation or warranty made by any of the Credit Parties under this Agreement or any agreement, instrument or other document executed or delivered by any of the Credit Parties in connection with this Agreement is incorrect or misleading in any material respect when made or deemed made; and (vi) the occurrence of (or the Lenders' awareness of any facts or conditions previously unknown with respect to) any adverse change which has, or is reasonably likely to have, a material adverse effect on (A) the business, financial condition, assets, liabilities, prospects or results of operations of Holdings and its Subsidiaries taken as a whole, (B) the ability of any Credit Party to perform its respective obligations under any Loan Document to which it is a party, or (C) the validity or enforceability (other than in accordance with its terms) of the Credit Agreement or any of the Loan Documents or the rights or remedies of Agent, the Collateral Agent, the Facing Agent and the Lenders thereunder. The forbearance provisions set forth in this Section 3(a) shall, as of the Effective Date, supersede in their entirety the forbearance provisions set forth in Section 3(a) of the Sixth Amendment to


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Amended and Restated Credit Agreement and Forbearance Agreement dated as of
February 26, 2002 among Holdings, Borrower, Agent and the Lenders, as amended by the Forbearance Extension Agreement dated as of March 12, 2002 among Holdings, Borrower, Agent and the Lenders.

                  (b) Upon the termination of the Forbearance Period as provided above, the Agent, the Lenders, the Collateral Agent and the Facing Agent shall be fully entitled to exercise any rights or remedies they may have under the Credit Agreement, the Loan Documents or applicable law. Nothing herein shall limit or restrict in any way the rights and remedies of the Agent, any Lender, the Collateral Agent or the Facing Agent with respect to any Unmatured Event of Default or Event of Default other than a Disclosed Default (collectively, the "Additional Defaults" and, individually, each an "Additional Default").

                  (c) Provided that no Additional Default has occurred, the Agent, the Lenders and the Facing Agent hereby acknowledge that during the Forbearance Period the Revolving Lenders shall continue to make Revolving Loans that are Base Rate Loans and the Facing Agent shall continue to issue Letters of Credit under, and pursuant to the terms and conditions of, the Credit Agreement notwithstanding the existence of the Disclosed Defaults and the inability to satisfy the conditions precedent set forth in Section 5.2 of the Credit Agreement due solely to the Disclosed Defaults (it being understood that the existence of the Disclosed Defaults may be excepted from any Notice of Borrowing or Letter of Credit Request).

                  (d) THE BORROWER AND HOLDINGS EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN THIS SECTION 3 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION OF THE FORBEARANCE PERIOD, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE AGENT, THE LENDERS, THE COLLATERAL AGENT AND THE FACING AGENT WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF HOLDINGS, THE BORROWER AND THEIR RESPECTIVE SUBSIDIARIES. THE BORROWER AND HOLDINGS UNDERSTAND THAT THE AGENT AND THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 3 AND WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE BORROWER'S AND HOLDINGS' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 3.

         4. No Waiver. Nothing in this Agreement shall in any way be deemed to be (i) a waiver of any Unmatured Event of Default or Event of Default, including a Disclosed Default, or (ii) an agreement to forbear from exercising any rights or remedies with respect to any Unmatured Event of Default or Event of Default except as specifically set forth in Section 3 hereof.

         5. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, each of the Borrower and Holdings hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Agreement, as follows:


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                  (a)      Each of the Borrower and Holdings has the right,
power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

                  (b) This Agreement constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                  (c) Except for any representation or warranty relating to any Disclosed Default, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                  (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Agreement do not and will not violate its Articles or Certificate of Incorporation, By-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

                  (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower, Holdings or any other Credit Party of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

                  (f) Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default exists under the Credit Agreement.

         6. Conditions to Effectiveness of Agreement. This Agreement shall become effective as on the date (the "Effective Date") each of the following conditions precedent is satisfied:

                  (a) Execution and Delivery of Amendment. The Borrower, Holdings, the Agent and the Required Lenders shall have executed and delivered this Agreement.

                  (b) Execution and Delivery of Loan Documents. The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and its counsel:

                  (1) a certificate of an officer of Holdings and the Borrower in the form of Exhibit A attached hereto, duly executed and delivered by Holdings and the Borrower; and


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                  (2)      a Reaffirmation of Guaranty in the form of Exhibit B
         attached hereto, duly executed and delivered by Holdings and the Subsidiary Guarantors.

                  (c) No Defaults. Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

                  (d) Representations and Warranties. Except for any representation or warranty relating to any Disclosed Default, after giving effect to this Agreement, the representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

                  (e) Fees. Borrower shall have paid all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn and the costs, fees and expenses referred to in
Section 7(a) hereof and Section 12.4 of the Credit Agreement) of the Agent.

                  (f) Other Matters. Agent shall have received such other instruments and documents as Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         7. Miscellaneous. The parties hereto hereby further agree as follows:

                  (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

                  (b) Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

                  (c) Headings. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  (d) Integration. This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.


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                  (e)      Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

                  (f) Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, Holdings, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, Holdings, the Agent and the Lenders and their respective successors and permitted assigns.

                  (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower and Holdings acknowledge and agree that this Agreement constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

                  (h) Tolling. Any and all statutes of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that any Lender may have against the Credit Parties or any other persons relating to any Credit Party (collectively, the "Forbearance Period Statutes of Limitation") will be tolled during the Forbearance Period. The Credit Parties waive any defense they may have against the Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period.

                  (i) Release. Each of the Borrower and Holdings hereby knowingly and voluntarily releases and forever discharges the Agent, the Collateral Agent, the Facing Agent and


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the Lenders and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Agent, the Collateral Agent, the Facing Agent and each Lender and their direct and indirect owners (collectively, the "Released Parties") from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present and whether known or unknown, suspected, or claimed against any Released Party which Holdings, the Borrower or any of their respective Affiliates or Subsidiaries may have as of the date of this Agreement.

                            [signature pages follow]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                       ORIUS CORP.



                                       By:  /s/ Ronald L. Blake
                                          -------------------------------------
                                       Name:  Ronald L. Blake
                                            -----------------------------------
                                       Title:  President and CEO
                                             ----------------------------------

                                       NATG HOLDINGS, LLC



                                       By:  /s/ Ronald L. Blake
                                          -------------------------------------
                                       Name:  Ronald L. Blake
                                            -----------------------------------
                                       Title:  President and CEO
                                             ----------------------------------

                                       BANKERS TRUST COMPANY,
                                       individually and as Agent



                                       By:  /s/ Mark B. Cohen
                                          -------------------------------------
                                       Name:  Mark B. Cohen
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       BANK OF AMERICA, N.A.



                                       By:  /s/ Eileen C. Higgins
                                          -------------------------------------
                                       Name:  Eileen C. Higgins
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       FIRST UNION NATIONAL BANK



                                       By:  /s/ Elizabeth D. Morris
                                          -------------------------------------
                                       Name:  Elizabeth D. Morris
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------

                                       UNION PLANTERS BANK NA



                                       By:  /s/ Mark T. Ahlgrim
                                          -------------------------------------
                                       Name:  Mark T. Ahlgrim
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------

                                       WACHOVIA BANK, N.A.



                                       By:  /s/ Elizabeth D. Morris
                                          -------------------------------------
                                       Name:  Elizabeth D. Morris
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------

                                       HELLER FINANCIAL, INC.



                                       By:  /s/ Tim Davitt
                                          -------------------------------------
                                       Name:  Tim Davitt
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                        PPM SPYGLASS FUNDING TRUST



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       WINGED FOOT FUNDING TRUST



                                       By:  /s/ Ann E. Morris
                                          -------------------------------------
                                       Name:  Ann E. Morris
                                            -----------------------------------
                                       Title:  Authorized Agent
                                             ----------------------------------

                                       LIBERTY-STEIN ROE ADVISOR FLOATING
                                       RATE ADVANTAGE FUND

                                       By: Stein Roe & Farnham Incorporated,
                                           As Advisor



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Sr. VP & Portofolio Manager
                                             ----------------------------------

                                       SRF TRADING, INC.



                                       By:  /s/ Ann E. Morris
                                          -------------------------------------
                                       Name: Ann E. Morris
                                           ------------------------------------
                                       Title:  Asst. Vice President
                                             ----------------------------------

                                       STEIN ROE FLOATING RATE LIMITED
                                       LIABILITY COMPANY



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            ----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------
                                             Stein Roe & Farnham Incorporated,
                                             As Advisor to the Stein Roe
                                             Floating Rate Limited Liability
                                             Company

                                       Stein Roe & Farnham Incorporated
                                       as Agent for KEYPORT LIFE INSURANCE
                                       COMPANY



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Sr. VP & Portofolio Manager
                                             ------------------------------

                                       STEIN ROE & FARNHAM CLO I LTD.

                                       By:  Stein Roe & Farnham Incorporated
                                            as  Portfolio Manager



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Sr. VP & Portofolio Manager
                                             ----------------------------------

                                       INDOSUEZ CAPITAL FUNDING IV, L.P.

                                       By: RBC Leveraged Capital as Portfolio
                                           Advisor



                                       By:  /s/ Melissa Marano
                                          -------------------------------------
                                       Name:  Melissa Marano
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------

                                       CARLYLE HIGH YIELD FUND, L.P.



                                       By:  /s/ Linda Pace
                                          -------------------------------------
                                       Name:  Linda Pace
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       CARLYLE HIGH YIELD PARTNERS II, LTD.



                                       By:  /s/ Linda Pace
                                          -------------------------------------
                                       Name:  Linda Pace
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       MAPLEWOOD (CAYMAN) LIMITED

                                         By: David L. Babson & Company Inc.
                                             under delegated authority from
                                             Massachusetts Mutual Life Insurance
                                             Company as Investment Manager



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY

                                         By: David L. Babson & Company Inc.
                                             as Investment Advisor



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       PERSEUS CDO, I LIMITED

                                        By: Massachusetts Mutual Life Insurance
                                            Company as Portfolio Manager



                                       By:  /s/ Steven J. Katz
                                          -------------------------------------
                                       Name: Steven J. Katz
                                            -----------------------------------
                                       Title:  Second VP & Assoc. GC
                                             ----------------------------------

                                       SAAR HOLDINGS CDO LIMITED

                                       By: Massachusetts Mutual Life Insurance
                                           Company as Collateral Manager



                                       By:  /s/ Steven J. Katz
                                          -------------------------------------
                                       Name: Steven J. Katz
                                            -----------------------------------
                                       Title:  Second VP & Assoc. GC
                                             ----------------------------------

                                       SIMSBURY CLO, LIMITED

                                         By: David L. Babson & Company Inc.
                                             under delegated authority from
                                             Massachusetts Mutual Life Insurance
                                             Company as Investment Manager



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       SUFFIELD CLO LTD



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       FIRST DOMINION FUNDING II



                                       By:  /s/ Andrew H. Marshak
                                          -------------------------------------
                                       Name: Andrew H. Marshak
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------

                                       FIRST DOMINION FUNDING III



                                       By:  /s/ Andrew H. Marshak
                                          -------------------------------------
                                       Name:  Andrew H. Marshak
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------

                                        KATONAH I, LTD.



                                       By:  /s/ Ralph Della Rocca
                                          -------------------------------------
                                       Name:  Ralph Della Rocca
                                            -----------------------------------
                                       Title:  Authorized Officer
                                             ----------------------------------

                                       KATONAH II, LTD.



                                       By:  /s/ Ralph Della Rocca
                                          -------------------------------------
                                       Name:  Ralph Della Rocca
                                            -----------------------------------
                                       Title:  Authorized Officer
                                              ---------------------------------

                                       KZH CNC LLC



                                       By:  /s/ Anthony Iarrobino
                                          -------------------------------------
                                       Name:  Anthony Iarrobino
                                            -----------------------------------
                                       Title:  Authorized Agent
                                             ----------------------------------

                                       KZH STERLING LLC



                                       By:  /s/ Anthony Iarrobino
                                          -------------------------------------
                                       Name:  Anthony Iarrobino
                                            -----------------------------------
                                       Title:   Authorized Agent
                                             ----------------------------------

                                       GREAT POINT CLO 1999-1 LTD.,
                                       as Term Lender

                                       By: Sankaty Advisors, Inc., as
                                           Collateral Manager



                                       By:  /s/ Timothy Barns
                                          -------------------------------------
                                       Name:  Timothy Barns
                                            -----------------------------------
                                       Title:   Senior Vice President
                                             ----------------------------------

                                       SANKATY HIGH YIELD PARTNERS II, L.P.



                                       By:  /s/ Timothy Barns
                                          -------------------------------------
                                       Name:  Timothy Barns
                                            -----------------------------------
                                       Title:   Senior Vice President
                                             ----------------------------------

                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By:  /s/ Pamela D. Eskin
                                          -------------------------------------
                                       Name:  Pamela D. Eskin
                                            -----------------------------------
                                       Title:  Its Duly Authorized Signatory
                                             ----------------------------------

                                   SCHEDULE I

                               DISCLOSED DEFAULTS

1. The failure to comply with Sections 9.2, 9.3 and 9.4 of the Credit Agreement for the Test Periods ending September 30, 2001 and December 31, 2001 and March 31, 2002.

2. Any Event of Default or Unmatured Event of Default resulting from any breach of the representation and warranty set forth in the last sentence of Section 6.5(a) of the Credit Agreement based upon the financial statements of Holdings delivered to the Lenders prior to the Effective Date for the months of July, August, September, October and November 2001, the projections delivered to the Agent on September 21, 2001 and other written information delivered to the Agent and distributed by the Agent to the Lenders prior to the Effective Date.

3. An Unmatured Event of Default or Event of Default under Section 10.1(g) of the Credit Agreement or any breach of Section 7.4 of the Credit Agreement resulting from the Borrower's failure to make the payment of interest under the Senior Subordinated Notes due on February 1, 2002.

4. The failure, prior to January 15, 2002, to deliver copies of all Form 8-Ks within 10 days after filing with the SEC in accordance with
         Section 7.2(f) of the Credit Agreement.

5. The failure, prior to January 15, 2002, to notify Agent prior to opening new Deposit Accounts in accordance with Section 8.19 of the Credit Agreement.

6. An Event of Default under Section 10.1(n) of the Credit Agreement due to the failure by WSP III to satisfy its obligations under Section 2(ii) of the Equity Call Agreement to make a $15,000,000 Capital Infusion pursuant to the February 22, 2002 "Borrower Request" under
         Section 2 of the Equity Call Agreement and the resulting failure by Holdings to make a similar capital contribution in the Borrower.

7. Any Event of Default under Section 10.1(a)(i) of the Credit Agreement due to the failure of the Borrower to make the scheduled principal payments due March 31, 2002.

8. An Event of Default resulting from the pledge of in excess of $3,000,000 in cash to secure a bond line with Acstar in contravention of Section 8.1 of the Credit Agreement; provided, that such cash is returned to the Borrower by not later than Tuesday, April 9, 2002.

9. Any Event of Default or Unmatured Event of Default resulting from the breach of any representation and warranty related to any of the Disclosed Defaults set forth in items 1-8 above.

                                    EXHIBIT A

                             CERTIFICATE OF OFFICER

                  I, the undersigned, Chief Executive Officer of NATG Holdings, LLC, a Delaware limited liability company (the "Borrower"), and Orius Corp., a Florida corporation ("Holdings"), in accordance with Section 6(b) of that certain Seventh Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of March 29, 2002 (the "Agreement") among Holdings, the Borrower, Bankers Trust Company, as Agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement), do hereby certify on behalf of the Borrower and Holdings and not in my individual capacity, the following:

                  1.       The representations and warranties set forth in
                  Section 5 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

                  2. Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default has occurred and is continuing after giving effect to the Agreement; and

                  3. The conditions of Section 6 of the Agreement have been fully satisfied.

                  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower and Holdings this Certificate of Officer on this 29th day of March, 2002.

ORIUS CORP.                                NATG HOLDINGS, LLC


By:      /s/ Ronald L. Blake               By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:         Ronald L. Blake              Name:     Ronald L. Blake
     -------------------------------            -------------------------------
Title:        President and CEO            Title:    President and CEO
      ------------------------------             ------------------------------

                                    EXHIBIT B

                           REAFFIRMATION OF GUARANTEE

         Each of the undersigned acknowledges receipt of a copy of the Seventh Amendment to Amended and Restated Credit Agreement and Forbearance Agreement (the "Agreement"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of March 29, 2002, by and among Orius Corp., a Florida corporation, NATG Holdings, LLC, a Delaware limited liability company, Bankers Trust Company, as administrative agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement) as Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Holdings Guaranty or Subsidiary Guaranty, as applicable.

Dated as of March 29, 2002.

ORIUS CORP.



By:  /s/ Ronald L. Blake
   ---------------------------------
Name:  Ronald L. Blake
     -------------------------------
Title:  President and CEO
      ------------------------------

CATV SUBSCRIBER SERVICES, INC.             CABLEMASTERS CORP.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

CHANNEL COMMUNICATIONS, INC.               EXCEL CABLE CONSTRUCTION, INC.



By:      /s/ Ronald L. Blake               By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:         Ronald L. Blake              Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:        Director                     Title:  Director
      ------------------------------             ------------------------------

DAS-CO OF IDAHO, INC.                      ORIUS INFORMATION TECHNOLOGIES, LLC



By:      /s/ Ronald L. Blake               By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:         Ronald L. Blake              Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:        Director                     Title:  Director
      ------------------------------             ------------------------------

U.S. CABLE, INC.                           NETWORK CABLING SERVICES, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

COPENHAGEN UTILITIES & CONSTRUCTION, INC.         SCHATZ UNDERGROUND CABLE, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

 TEXEL CORPORATION                         FENIX TELECOMMUNICATIONS SERVICES,
                                           INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

FENIX TELECOM SERVICES LIMITED             FENIX HOLDINGS, INC.
PARTNERSHIP



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

IRWIN TELECOM SERVICES, L.P.               IRWIN TELECOM HOLDINGS, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

 IRWIN TELECOM SERVICES, INC.              MIDWEST SPLICING & ACTIVATION, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

 HATTECH, INC.                             ORIUS CAPITAL CORP.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

LISN COMPANY                               LISN, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

ARION SUB, INC.                            NETWORK CABLING HOLDINGS, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

NETWORK COMPREHENSIVE TELECOM, L.P.        QMW COMMUNICATIONS, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

ORIUS TELECOM SERVICES, INC.               ORIUS HOLDINGS, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

ORIUS CENTRAL OFFICE SERVICES, INC.        ORIUS TELECOMMUNICATION SERVICES,
                                           INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

ORIUS INTEGRATED PREMISE SERVICES, INC.    ORIUS TELECOM PRODUCTS, INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

ORIUS TELECOMMUNICATION SERVICES           ORIUS TELECOMMUNICATION HOLDINGS
(WI), LP                                   (WI), INC.



By:  /s/ Ronald L. Blake                   By:  /s/ Ronald L. Blake
   ---------------------------------          ---------------------------------
Name:  Ronald L. Blake                     Name:  Ronald L. Blake
     -------------------------------            -------------------------------
Title:  Director                           Title:  Director
      ------------------------------             ------------------------------

                                           ORIUS TELECOMMUNICATION SERVICES
                                           (WI), INC.



                                           By:  /s/ Ronald L. Blake
                                              ---------------------------------
                                           Name:  Ronald L. Blake
                                                -------------------------------
                                           Title:  Director
                                                 ------------------------------